UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2023 (February 23, 2023)

XAI Octagon Floating Rate & Alternative Income Term Trust

(Exact name of registrant as specified in its charter)

Delaware	811-23247	82-235867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 North Clark Street, Suite 2430, Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code (312) 374-6930

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	XFLT	New York Stock Exchange
6.50% Series 2026 Term Preferred Shares (Liquidation Preference $25.00)	XFLTPRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 23, 2023, XAI Octagon Floating Rate & Alternative Income Term Trust (NYSE: XFLT) (the “Trust”) entered into an amendment (the “Amendment”) to the purchase agreement dated June 28, 2022 (the “Purchase Agreement”) by and among the Trust, Eagle Point Credit Management LLC and the purchasers named therein (the “Purchasers”), in connection with the issuance and sale of 400,000 shares of the Trust’s 6.00% Series 2029 Convertible Preferred Shares, liquidation preference of $25.00 (the “Convertible Preferred Shares”), at a price equal to $23.25 per Convertible Preferred Share, in a transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.

Pursuant to the Purchase Agreement, the Purchasers agreed to purchase up to 800,000 additional Convertible Preferred Shares (the “Additional Shares”), at one or more subsequent closings, as determined by the Trust in its discretion, on or before June 30, 2023. Pursuant to the Amendment, the Purchasers have agreed to purchase the Additional Shares at one or more subsequent closings, as determined by the Trust in its discretion, on or before December 31, 2023. In the event the Trust does not elect to sell to the Purchasers all of the Additional Shares which the Purchasers have agreed to purchase by December 31, 2023, the Trust will pay to the Purchasers an amount equal to $0.75 per unissued Convertible Preferred Share. In addition, for so long as the Convertible Preferred Shares are outstanding, the Purchasers have agreed not to sell in any day, in the aggregate, an amount of common shares of beneficial interest of the Trust exceeding the greater of (i) 20% of the previous 20 trading days’ average trading volume and (ii) 20% of the current day’s trading volume.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed with this report as Exhibit 10.1 and incorporated herein by reference.

A copy of the Purchase Agreement was filed as Exhibit 10.1 to the Trust’s Form 8-K filed on June 29, 2022.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment to Purchase Agreement, dated February 23, 2023, among the Trust, Eagle Point Credit Management LLC and the Purchasers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

Date: February 27, 2023	By:	/s/ Kimberly Flynn
	Name:	Kimberly Flynn
	Title:	Vice President